Intangible Assets - Estimated Future Amortization Expense for Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
2015	$ 52
2016	31
2017	6
Total	$ 89